UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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RELM Wireless Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 16, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Monday, June 4, 2018, at 10:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about April 20, 2018, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on April 13, 2018. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board of Directors

PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

RELM WIRELESS CORPORATION

7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 4, 2018

To the stockholders of RELM Wireless Corporation:

The 2018 annual meeting of stockholders of RELM Wireless Corporation will be held on Monday, June 4, 2018, at 10:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.
To elect seven directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal year 2018;

3.
To approve an amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.; and

4.
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 13, 2018 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ William P. Kelly
William P. Kelly, Secretary
West Melbourne, Florida
April 16, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 4, 2018: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2017 are available at https://www.iproxydirect.com/RWC.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

RELM WIRELESS CORPORATION

________________________________________________________

2018 ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2018

________________________________________________________

PROXY STATEMENT

________________________________________________________

This proxy statement contains information related to the 2018 annual meeting of stockholders of RELM Wireless Corporation (“RELM,” the “Company,” “we,” “our” or “us”) to be held on Monday, June 4, 2018, at 10:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about April 20, 2018, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on April 13, 2018, the record date for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

________________________________________________________

ABOUT THE ANNUAL MEETING

 What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

●
To elect seven directors named in this proxy statement to our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

●
To ratify the appointment of Moore Stephens Lovelace, P.A. (“Moore Stephens Lovelace”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (“fiscal 2018”);

●
To approve an amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.; and

●
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about April 20, 2018, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our annual report for the fiscal year ended December 31, 2017 (“fiscal 2017”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about April 20, 2018, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2017 by mail.

Who is entitled to notice of, and to vote, at the annual meeting?

You are entitled to notice of the annual meeting and to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on April 13, 2018, the record date of the annual meeting. On the record date, [•] shares of our common stock were issued and outstanding and held by [•] holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you want to vote shares that you hold in street name in person at the annual meeting, you must bring a legal proxy in your name from the broker or other nominee that holds your shares.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, the election of directors (Proposal 1) and the amendment to our Articles of Incorporation to change our corporate name (Proposal 3) are considered to be “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to vote for this proposal. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposals 1 or 3 and may be voted by the brokerage firm or other nominee for Proposal 2. Broker non-votes will have no effect on the outcome of the voting on Proposals 1 and 2, but will be treated as votes “AGAINST” Proposal 3.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. Abstentions will also have no impact on the outcome of Proposal 2 (ratification of the independent registered public accounting firm), but will be treated as votes “AGAINST” Proposal 3 (amendment to our Articles of Incorporation to change our corporate name).

How do I vote?

Whether or not you plan to attend the annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, (1) to elect to our board of directors the seven director nominees named in this proxy statement, (2) to ratify the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2018, and (3) to amend our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, the election of directors (Proposal 1) and the amendment to our Articles of Incorporation to change our corporate name (Proposal 3) are “non-routine” matters, meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2018 (Proposal 2) is a matter considered “routine,” meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

●
election to our board of each of the seven director nominees named in this proxy statement;

●
ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2018; and

●
the amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the annual meeting (meaning that the seven director nominees who receive the highest number of shares voted “for” their election are elected). You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will also have no effect on the election of the director nominees.

Proposal 2: Ratification of Appointment of Moore Stephens Lovelace. The number of votes cast “for” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2018, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 3: Amendment to our Articles of Incorporation to Change Our Corporate Name. Approval of the amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc. requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company’s common stock. You may vote “for” or “against” the amendment. Abstentions and broker non-votes will be treated as votes “AGAINST” the proposal.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the matter. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will not be counted as a vote cast on the matter and therefore will not affect the outcome of the matter.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately [•] shares of our common stock, which represented approximately [•]% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees, in favor of ratification of the appointment of Moore Stephens Lovelace and in favor of the amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the record date, April 13, 2018, by the following individuals or groups:

●
each person who is known by us to own beneficially more than 5% of our common stock;

●
each of our directors and nominees for director;

●
each of our named executive officers identified in the “Summary Compensation Table For 2016-2017” appearing in this proxy statement (the “Named Executive Officers”); and

●
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of April 13, 2018 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors, director nominees and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 13, 2018, we had outstanding [•] shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global Investors, LLC and Ballantyne Strong, Inc.	4,489,264(1)	32.4%
D. Kyle Cerminara	4,499,264(1)(2)(6)(10)	32.5%
Lewis M. Johnson	4,494,264(1)(3)(6)(10)	32.5%
Benchmark Capital Advisors	1,573,253(4)	11.4%
Donald F.U. Goebert	1,464,538(5)	10.6%

Directors, Director Nominees and Named Executive Officers (not otherwise included above):
William P. Kelly	75,827(6)(7)(11)	*
Timothy A. Vitou	57,500(6)(11)	*
James R. Holthaus	1,000(6)(11)	—
David P. Storey	161,311(8)(11)	1.2%
Michael R. Dill	—(10)	—
Charles T. Lanktree	7,916(9)(10)	*
General E. Gray Payne	15,000(6)(10)	*
John W. Struble	—(10)	—
Ryan R.K. Turner	352(10)	*

All current directors and executive officers as a group (11 persons)	4,661,859(12)	33.4%

______________
*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Fundamental Global Investors, LLC (“Fundamental Global”) and its affiliates on February 2, 2018. Fundamental Global is deemed to beneficially own the shares disclosed as directly owned by certain of its affiliates, including 1,147,087 shares, or 8.3% of outstanding shares, disclosed as directly owned by Ballantyne Strong, Inc. (“Ballantyne Strong”), which Fundamental Global is deemed to beneficially own by virtue of being the largest stockholder of Ballantyne Strong and D. Kyle Cerminara’s positions as the Chief Executive Officer and Chairman of the Board of Directors of Ballantyne Strong and as a principal of Fundamental Global. Ballantyne Strong has shared voting and dispositive power with respect to all 1,147,087 shares reported as directly owned by Ballantyne Strong in the Schedule 13D/A. Ballantyne Strong’s business address is 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154. Fundamental Global expressly disclaims beneficial ownership of the shares disclosed as directly owned by Ballantyne Strong. According to the Schedule 13D/A, CWA Asset Management Group, LLC (“CWA”) reports ownership of 1,009,337 shares, or 7.3% of outstanding shares, which are held in its customer accounts and are included in the number of the shares listed in the table above. CWA has the dispositive power over the shares held in its customer accounts while CWA’s customers retain the voting power over their shares. CWA’s business address is 9130 Galleria Court, Third Floor, Naples, Florida 34109. According to the Schedule 13D/A, additional affiliates of Fundamental Global hold 356,876 shares, which represents 2.6% of outstanding shares and increases the total number of shares beneficially owned by Fundamental Global to 4,846,140 shares, or 35% of outstanding shares. Fundamental Global has shared voting power with respect to 3,479,927 of the shares listed in the table above and dispositive power with respect to all of these shares. Fundamental Global’s business address is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209.

 (2)
Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner of Fundamental Global, Co-Chief Investment Officer of CWA, and Chief Executive Officer and Chairman of the Board of Directors of Ballantyne Strong. Due to his positions with Fundamental Global and Ballantyne Strong, Mr. Cerminara is deemed to beneficially own the 4,489,264 shares disclosed as directly owned by certain affiliates of Fundamental Global, including 1,147,087 shares disclosed as directly owned by Ballantyne Strong. Mr. Cerminara expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154; and 131 Plantation Ridge Drive, Suite 100, Mooresville, North Carolina 28117.

(3)
Mr. Johnson is the President, Co-Founder and Partner of Fundamental Global, serves as Co-Chief Investment Officer of CWA, and is a director of Ballantyne Strong. Accordingly, Mr. Johnson is deemed to beneficially own the 4,489,264 shares disclosed as directly held by affiliates of Fundamental Global, which includes 1,147,087 shares disclosed as directly owned by Ballantyne Strong. Mr. Johnson expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Johnson are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; and c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109.

(4)
The amount shown and the following information is derived from a Schedule 13G/A filed by Benchmark Capital Advisors (“Benchmark”) on March 13, 2015. According to the Schedule 13G/A, Benchmark beneficially owns 1,573,253 shares, and has sole voting and dispositive power with respect to 882,697 of these shares and shared voting and dispositive power with respect to 1,573,253 of these shares. Benchmark’s business address is 100 Wall Street, 8th Floor, New York, New York 10005.

(5)
The amount shown is based on Mr. Goebert’s Form 4 filed on December 30, 2016, plus 6,255 shares acquired upon option exercises since the filing of the Form 4. Mr. Goebert’s primary address is 3382 Harbor Road S., Tequesta, Florida 33469.

(6)
Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of April 13, 2018 as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Kelly – 49,000 shares; for Mr. Vitou – 25,000 shares; for Mr. Holthaus – 1,000 shares; and for General Payne – 5,000 shares.

(7)
Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(8)
Mr. Storey, who is a Named Executive Officer, previously served as our President and Chief Executive Officer. He resigned from all positions held with the Company as of the close of business on January 16, 2017. The amount shown includes 45,000 shares received upon Mr. Storey’s exercise of a fully vested option on March 8, 2017.

(9)
Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree.

(10)
The named person is a director and a nominee for director at the annual meeting.

(11)
The named person is a Named Executive Officer.

(12)
Includes 4,489,264 shares reported as beneficially owned by Fundamental Global, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global and Ballantyne Strong. Includes 26,827 shares held jointly by Mr. Kelly with his wife. Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Includes options to purchase our common shares presently exercisable or exercisable within 60 days of April 13, 2018 as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Kelly – 49,000 shares; for Mr. Vitou – 25,000 shares; for Mr. Holthaus – 1,000 shares; and for General Payne – 5,000 shares. Randy Willis, an executive officer of the Company, was appointed as Chief Operating Officer of the Company effective March 14, 2018, having previously served as Vice President of Operations since August 2017. Mr. Willis, who does not directly or beneficially own any common shares, is not separately included in the table because he was not a Named Executive Officer for fiscal 2017.

The following options are not reflected in the table as they are not presently exercisable or exercisable within 60 days of April 13, 2018: options to purchase 29,000 common shares held by Mr. Holthaus, options to purchase 30,000 common shares held by Mr. Vitou, options to purchase 36,000 common shares held by Mr. Kelly and options to purchase 25,000 shares held by Mr. Willis. In addition, the following options granted on March 14, 2018 are not reflected in the table: options to purchase 30,000 common shares granted to Mr. Vitou and options to purchase 20,000 common shares granted to each of Messrs. Kelly, Holthaus and Willis.

The table also does not include 5,479 restricted stock units held by each of Messrs. Cerminara, Dill, Johnson, Lanktree, Struble and Turner and General Payne, which were granted on June 15, 2017 under the Company’s 2017 Incentive Compensation Plan. These restricted stock units vest in full 12 months after the grant date, subject to the recipient’s continued service as a director of the Company through such date. Each restricted stock unit represents a contingent right to receive one share of common stock of the Company. No restricted stock units have vested as of April 13, 2018 or will vest within 60 days of such date.

PROPOSAL 1: ELECTION OF DIRECTORS
 General

At the annual meeting, seven nominees will be elected as directors. Our board of directors currently consists of seven members, all of whom are standing for re-election at the annual meeting. At the 2017 annual meeting, our stockholders elected D. Kyle Cerminara, Michael R. Dill, Lewis M. Johnson, Charles T. Lanktree, General E. Gray Payne, John W. Struble and Ryan R.K. Turner as directors. Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of these individuals to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

           The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. With the addition of five new directors in 2017, the board’s composition has been refreshed to bring the most relevant skill sets and experiences to the board at this time. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the board selected Mr. Cerminara to serve as a director because of his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as the Chief Executive Officer of a publicly-traded company. He also brings the perspective of one of our most significant stockholders. Mr. Dill brings over 20 years of extensive leadership and operational experience to the board, including experience in developing and implementing strategic plans. Mr. Johnson brings to the board the perspective of one of the Company’s most significant stockholders. He has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the board, including experience as a Chief Executive Officer. General Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise. Mr. Struble provides extensive experience in the accounting/finance field to the board and qualifies as an “audit committee financial expert” under the SEC’s rules. Mr. Turner brings extensive experience in investment analysis and capital allocation for a publicly-traded company, as well as business development experience.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director, each nominee’s age and the positions currently held by each nominee with our company:

Name and Year First Elected	Age	Position
D. Kyle Cerminara (2015)(1)(2)	40	Chairman of the Board
Michael R. Dill (2017)(1)(3)	53	Director
Lewis M. Johnson (2016)(2)	48	Director
Charles T. Lanktree (2017)(1)	68	Director
General E. Gray Payne (2017)(1)(2)(3)	70	Director
John W. Struble (2017)(3)	41	Director
Ryan R.K. Turner (2017)(1)	39	Director
_____________
(1)	Member of the compensation committee.
(2)	Member of the nominating and governance committee.
(3)	Member of the audit committee.

The business experience of each nominee for director is set forth below as of April 16, 2018.

D. Kyle Cerminara was appointed to the board of directors in July 2015 and as Chairman in March 2017. Mr. Cerminara is the Chief Executive Officer and Chairman of the Board for Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Cerminara assumed responsibilities as Chairman of the Board of Ballantyne Strong in May 2015 and as Chief Executive Officer in November 2015. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, which position he has held since December 2012. Mr. Cerminara also serves as President and Trustee of StrongVest ETF Trust and Chief Executive Officer of StrongVest Global Advisors, LLC. StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, is an investment advisor, and CWA Asset Management Group, LLC is a sub-advisor, to CWA Income ETF, an exchange-traded fund and series of StrongVest ETF Trust. Mr. Cerminara is a member of the Board of Directors of a number of publicly held companies focused in the insurance, technology and communications sectors, including Ballantyne Strong, Inc. (NYSE American: BTN) since February 2015, 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since December 2016, and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly traded investment firm, since June 2016. He also served on the Board of Directors of Iteris, Inc. (Nasdaq: ITI), a publicly traded applied informatics company, from August 2016 to November 2017, and Magnetek, Inc., a publicly traded manufacturer, in 2015. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

Michael R. Dill was appointed to the board of directors in March 2017. Mr. Dill has served as President of the Aerospace, Power Generation and General Industrial divisions at AFGlobal Corporation, a privatelyheld, integrated technology and manufacturing company, since 2014. Prior to joining AFGlobal, Mr. Dill held various positions in the Aerospace and Defense division of CIRCOR International, a publicly traded global manufacturer of highly engineered environment products (NYSE: CIR), including serving as Group Vice President from 2009 to 2014, Vice President of Business Development and Strategy from 2010 to 2011 and Director of Continuous Improvement from 2009 to 2011. From 2007 to 2009, he served as a Business Unit Director and Facility Leader within the aerospace group of Parker Hannifin Corporation (NYSE: PH), a publicly traded diversified manufacturer of motion and control technologies and systems. Before joining Parker Hannifin Corporation, he held various positions with Shaw Aero Devices, Inc., a producer of aerospace components and equipment, from 1996 to 2007, and Milliken and Company, a manufacturing company, from 1988 to 1996. Mr. Dill received a B.S. in Management from the Georgia Institute of Technology.

Lewis M. Johnson was elected to the board of directors in May 2016. Since April 2012, Mr. Johnson has served as the President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, since April 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010, Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously, Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, Mr. Johnson was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. Mr. Johnson worked as an Analyst at Capital Research and Management in 1999 and a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a MA in Political Science and a BA in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson has served on the Board of Directors of Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016 and on the Board of Directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since April 2017.

Charles T. Lanktree was appointed to the board of directors in March 2017. Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchisedriven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates and on the Board of Directors of Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately held company, and from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executivelevel marketing positions with The Grand Union Company and BeechNut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s College. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

General E. Gray Payne was appointed to the board of directors in January 2017. General Payne served as Senior Vice President of The Columbia Group (“TCG”), since September 2010 to September 2017, where he has been responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined annual revenue of approximately $30 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the following non-profit boards: The Marine Corps Association & Foundation (since 2005), where he serves as Chairman of the Board of The Marine Corps Association, and VetCV (since December 2017). He received a BS in Economics from North Carolina State University and a MS in Strategic Studies from U.S. Army War College.

John W. Struble was appointed to the board of directors in March 2017. Mr. Struble has served as Chief Financial Officer of IntraPac International Corporation, a manufacturing company owned by private equity investment firm Onex Corporation (TSE: ONEX), since December 2013, where he is responsible for the finance, information technology and human resources functions. From May 2012 to December 2013, he served as Corporate Controller and Treasurer of IntraPac. From May 2010 to May 2012, he served as Corporate Controller (Operations) of Euramax International, Inc., where he was responsible for the accounting and finance functions for the North American operations. Euramax is a public company that produces aluminum, steel, vinyl and fiberglass products for OEM, distributors, contractors, and home centers in North America and Europe. Prior to that, he was Controller of RockTenn Company, from December 2008 to February 2010. Mr. Struble is a Certified Public Accountant. He received an MBA from the University of Georgia and a B.S. in Business Administration from the State University of New York at Buffalo.

Ryan R.K. Turner was appointed to the board of directors in March 2017. Mr. Turner has served as Vice President of Strategic Investments for Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since 2016. Mr. Turner also serves as President of StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong. He previously served as Director of Business Development for Ballantyne Strong, Inc. from 2015 to 2016. From 2012 to 2015, Mr. Turner served as Director of Research and Research Analyst for Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and, together with Ballantyne Strong, is the largest stockholder of the Company. Prior to joining Fundamental Global Investors, LLC, Mr. Turner worked as an Associate Analyst at T. Rowe Price from 2006 to 2012, and as an Associate in the Product Services & Development Department at AST Trust Company from 2002 to 2006. Mr. Turner received an MBA from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Business Administration from the University of Arizona. Mr. Turner holds the Chartered Financial Analyst (CFA) designation.

Executive Officers

The following table presents information with respect to our executive officers as of April 16, 2018.

Name	Age	Position
Timothy A. Vitou	61	President
William P. Kelly	61	Executive Vice President, Chief Financial Officer and Secretary
Randy Willis	59	Chief Operating Officer
James R. Holthaus	55	Chief Technology Officer

Timothy A. Vitou has been our President since January 17, 2017. He previously served as the Company’s Senior Vice President of Sales and Marketing since May 2008. Prior to that, he served as Vice President of Sales for Mobility Electronics, Inc., from August 2006 to May 2007, Senior Director of Global Go-To-Market, for Motorola Solutions, Inc., from April 2002 to April 2006, and General Manager, Americas Region, for Motorola Solutions, from April 2000 to April 2002.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Randy Willis has been our Chief Operating Officer since March 14, 2018. He previously served as the Company’s Vice President of Operations since August 2017, overseeing all aspects of manufacturing and quality. Prior to joining the Company, he held leadership positions in manufacturing, operations, quality, supply chain, industrial engineering and program management, including founding and serving as President of Target Velocity Consulting, Inc., a “Lean/Six Sigma” firm specializing in operational improvements, from December 2009 to August 2017 and Vice President, Continuous Improvement, for CIRCOR International, Inc. (NYSE: CIR), from August 2007 to December 2009. He also served in leadership positions for Parker-Hannifin Corporation (NYSE: PH) from January 2005 to August 2007 and Honeywell International Inc. (NYSE: HON) from June 1998 to January 2005. Mr. Willis holds certifications as a Lean Master and Six Sigma Black Belt and B.S. and M.S. degrees in Industrial Technology from East Carolina University.

James R. Holthaus was appointed as our Chief Technology Officer effective August 4, 2017. He joined the Company in 2007 and most recently served as the Vice President – Project 25 Solutions, responsible for product definition and market analysis with a focus on development of our P25 mobile and portable radio products. Since 1993, Mr. Holthaus has been active in the development of land mobile radio products and the P25 Digital Radio Standards. He holds an M.S. Degree in Electrical Engineering from Southern Methodist University.

CORPORATE GOVERNANCE

             The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

In accordance with the NYSE American corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that all seven members are “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC.

There are no family relationships between any of our directors, director nominees or executive officers.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least once per year. The board of directors has designated Mr. Cerminara as the presiding director for these meetings.

Stockholder Communications

Our board of directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the board. Accordingly, stockholders and other interested parties desiring to send a communication to the board of directors or to a specific director may do so by delivering a letter to the Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our board of directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All seven members of our board of directors attended the 2017 annual stockholders’ meeting.

Codes of Ethics

Our board of directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/resources/code-of-ethics and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, the codes applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Meetings and Committees of the Board of Directors

The board of directors held eight meetings during 2017, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors held during the period for which he was a director and the total number of meetings held by all committees of the board of directors on which he served during the periods that he was a member of that committee.

The board of directors has a standing audit committee, compensation committee and nominating and governance committee.

Audit Committee. The members of the audit committee are John W. Struble, who serves as chairperson, Michael R. Dill and General E. Gray Payne. The audit committee has a written charter, which is available at our website at www.bktechnologies.com/resources/corporate-governance. The audit committee charter requires that the audit committee consist of two or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the NYSE American.

The board of directors has determined that each of the members of the audit committee is independent, as defined by Rule 10A-3 of the Exchange Act and the corporate governance listing standards of the NYSE American. The board of directors also has determined that Mr. Struble is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The audit committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The audit committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The audit committee met five times during 2017. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, Moore Stephens Lovelace. The policy requires that all services to be provided by Moore Stephens Lovelace, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by Moore Stephens Lovelace to us during 2017. Moore Stephens Lovelace did not provide any audit-related or non-audit services to us during 2017.

Compensation Committee. The members of the compensation committee are D. Kyle Cerminara, who serves as chairperson, Michael R. Dill, Charles T. Lanktree, General E. Gray Payne and Ryan R.K. Turner. All members of the compensation committee are independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The compensation committee has a written charter, which is available at our website at www.bktechnologies.com/resources/corporate-governance. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for the named executive officers (as identified in the “Summary Compensation Table for 2016-2017” appearing in this proxy statement, the “Named Executive Officers”), including grants of stock options. Our principal executive officer annually reviews the performance of each of the Named Executive Officers and other officers, and makes recommendations regarding the Named Executive Officers and other officers and managers of the company, while the compensation committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the compensation committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. During 2017, the compensation committee met two times.

Nominating and Governance Committee. The members of the nominating and governance committee are D. Kyle Cerminara, who serves as chairperson, Lewis M. Johnson and General E. Gray Payne. All members of the nominating and governance committee are independent under the corporate governance listing standards of the NYSE American. The nominating and governance committee has a written charter, which is available at our website at www.bktechnologies.com/resources/corporate-governance. During 2017, the nominating and governance committee met once.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, including our Code of Conduct and Code of Ethics, and monitors our compliance with these corporate governance guidelines, policies and codes.

Board Leadership and Board’s Role in Risk Oversight

We have a separate Chairman of the Board and Principal Executive Officer. Our board of directors believes this board leadership structure is best for the Company and our stockholders at this time. Our current Chairman of the Board is D. Kyle Cerminara, an independent director, and our current Principal Executive Officer is our President, Timothy A. Vitou.

The board believes it is in the Company’s best interest to have a separate Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer can devote his time and energy on the day-to-day management of the business while our independent Chairman, currently Mr. Cerminara, can focus on providing advice and independent oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership, performance and independence of our Chairman each year.

Our board of directors, through its three standing committees, has an advisory role in the Company’s risk management process. In particular, the board is responsible for monitoring and assessing strategic and operational risk exposure. Our management team maintains primary responsibility for the Company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The audit committee considers and discusses financial risk exposures and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The nominating and governance committee monitors the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. The compensation committee, in conjunction with the audit committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Each committee must report findings regarding material risk exposures to the board as quickly as possible. The board believes that its role in risk oversight does not affect the board’s leadership structure.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The nominating and governance committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the company, and adequate time to serve. As noted in the policy, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship. The committee also considers the overall composition of the board and its committee, compliance with the NYSE American listing standards, and the contributions that a candidate can be expected to make to the collective functioning of the board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, whom the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our board of directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that under the committee’s policies must be possessed by one or more members of the board, the contribution that the candidate can be expected to make to the overall functioning of the board and the extent to which the membership of the candidate on the board will promote diversity among the directors.

The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the nominating and governance committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2019 annual meeting of stockholders is required to do so prior to December 21, 2018. Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our amended and restated bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the nominating and governance committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the nominating and corporate governance committee are available on our website at www.bktechnologies.com/resources/policies-and-procedures.

             The nominating and governance committee evaluated Messrs. D. Kyle Cerminara, Michael R. Dill, Lewis M. Johnson, Charles T. Lanktree, General E. Gray Payne, John W. Struble and Ryan R.K. Turner, all of whom are incumbent directors, and recommended their nomination to the board of directors. The board, in turn, nominated these seven persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION FOR 2017

Director Compensation Program

Effective March 17, 2017, the board, upon the recommendation of the compensation committee, adopted a new director compensation program for all non-employee directors. The new director compensation program eliminates meeting fees and increases the annual retainer fee paid to non-employee directors. The program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company.

Under the new program, each non-employee director receives an annual retainer fee of $50,000, of which $30,000 is payable in quarterly cash payments of $7,500 and $20,000 is payable in the form of an annual grant of restricted stock units pursuant to the 2017 Incentive Compensation Plan. The restricted stock units are granted at the board meeting coinciding with the Company’s annual stockholders meeting and each restricted stock unit represents a contingent right to receive one share of the Company’s common stock. The restricted stock units vest in full 12 months after the grant date, subject to the recipient’s continued service as a director of the Company through such date.

In addition, the new director compensation program provides for an additional $3,000 payable in cash each year for each board committee served on, or an additional $10,000 payable in cash each year per committee for service as committee chairman. The Chairman of the Board also receives an additional $10,000 annual retainer fee payable in cash. All non-employee directors are entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve or otherwise in furtherance of our business. If a non-employee director does not serve on the board or a board committee or as Chairman of the Board or a board committee chairman for the full year, the board and any applicable board committee or chairman retainers are prorated for the portion of the year served.

Our 2017 Incentive Compensation Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Prior to March 17, 2017, we paid to our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our non-employee directors received an annual retainer fee of $8,000, and the Chairman of the Board received an annual retainer fee of $25,000. All non-employee directors were also entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they served or otherwise in furtherance of our business.

The following table shows the compensation paid to our non-employee directors for fiscal 2017. David P. Storey, who resigned as a director of the Company effective as of the close of business on January 16, 2017, did not receive any compensation for his service as a director as he was also the President and Chief Executive Officer of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)(7)	Total ($)
D. Kyle Cerminara(1)(8)	49,000	20,000	—	69,000
Michael R. Dill(2)(8)	27,000	20,000	—	47,000
Lewis M. Johnson(8)	28,750	20,000	—	48,750
Charles T. Lanktree(2)(8)	24,750	20,000	—	44,750
General E. Gray Payne(3)(8)	32,250	20,000	5,225	57,475
John W. Struble(2) (8)	30,000	20,000	—	50,000
Ryan R.K. Turner(2)(8)	24,750	20,000	—	44,750
Donald F. U. Goebert(4)	—	—	—	—
Timothy W. O’Neil(5)	—	—	—	—
_________________
(1)	Mr. Cerminara was appointed as Chairman of the Board on March 17, 2017 and re-elected as director at the 2017 annual stockholders’ meeting.

(2)	Messrs. Dill, Lanktree, Struble and Turner were each appointed to the board on March 17, 2017 and elected by stockholders at the 2017 annual stockholders’ meeting.
(3)	General Payne was appointed to the board on January 9, 2017 and re-elected as director at the 2017 annual stockholders’ meeting.

(4)	Mr. Goebert resigned as a director on January 9, 2017 and did not receive any compensation for his services as a director through such date.

(5)	Mr. O’Neil resigned as a director on March 16, 2017 and did not receive any compensation for his services as a director through such date.

(6)
Stock awards represent the aggregate grant date fair value of 5,479 restricted stock units, or RSUs, granted on June 15, 2017 after the 2017 annual stockholders’ meeting to each of our non-employee directors who was elected as a director at the meeting. The RSUs were granted pursuant to the 2017 Incentive Compensation Plan and represent a portion of the annual retainer fee payable to our non-employee directors as described above under “Director Compensation Program.” Each RSU represents a contingent right to receive one share of our common stock. The RSUs vest in full 12 months after the grant date, subject to the director’s continued service as a director of the Company through such date. In addition, the 2017 Incentive Compensation Plan grants the compensation committee the discretion to accelerate vesting of the RSUs upon the occurrence of a “change in control” (as defined under the plan) or in connection with the termination of the director’s service for any reason prior to the vesting date. The amounts shown represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2017.

(7)
On January 9, 2017, General Payne received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $4.95 in connection with his appointment to the board. The options vested in full on December 10, 2017. The grant was made pursuant to the terms of our 2007 Incentive Compensation Plan. The amount shown represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The value ultimately realized by General Payne upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2017.

(8)	The aggregate number of option and stock awards outstanding (including exercised and unexercised stock options and unvested RSUs) as of December 31, 2017 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
D. Kyle Cerminara	10,000 (all exercisable)	5,479 RSUs
Michael R. Dill	—	5,479 RSUs
Lewis M. Johnson	5,000 (all exercisable)	5,479 RSUs
Charles T. Lanktree	—	5,479 RSUs
General E. Payne	5,000 (all exercisable)	5,479 RSUs
John W. Struble	—	5,479 RSUs
Ryan R.K. Turner	—	5,479 RSUs

The restricted stock units vest in full on June 15, 2018, subject to the director’s continued service as a director of the Company through such date. See footnote 6 above for more information.

Messrs. O’Neil and Goebert did not have any awards outstanding as of December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

 The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, Moore Stephens Lovelace, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from Moore Stephens Lovelace, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Moore Stephens Lovelace, P.A. its independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2017 be included in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the audit committee:

John W. Struble (chairperson)
Michael R. Dill General E. Gray Payne

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2016-2017

The following table provides certain summary information concerning the compensation of our Named Executive Officers for the last two completed fiscal years ended December 31, 2017:

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Timothy A. Vitou(2)	2017	247,461	50,000	—	54,295	—	14,878(8)	366,634
President				—

David P. Storey(3)	2017	—	—	—	—	—	309,029(9)	309,029
Former President and Chief Executive Officer	2016	299,174	—	—	110,900	—	14,971(9)	425,045

William P. Kelly	2017	201,283	25,000	—	54,295	—	14,705(10)	295,283
Executive Vice President, Chief Financial Officer and Secretary	2016	187,012	115,000	—	22,180	—	14,709(10)	338,901

James R. Holthaus(4)	2017	144,326	132,556(6)	—	56,790	—	11,638(11)	345,310
Chief Technology Officer
_____________
(1)
Randy Willis was appointed as Chief Operating Officer of the Company on March 14, 2018, having previously served as Vice President of Operations since August 2017. Mr. Willis is not included in the table above as he was not a Named Executive Officer for fiscal 2017.

(2)
Mr. Vitou was appointed as President of the Company effective January 17, 2017 and was not a Named Executive Officer for fiscal 2016. Mr. Vitou’s compensation for 2017 includes compensation received from January 1, 2017 through January 17, 2017 in his role as Senior Vice President of Sales and Marketing of the Company.

(3)
Mr. Storey resigned from all positions with the Company effective as of the close of business on January 16, 2017.

(4)
Mr. Holthaus was appointed as Chief Technology Officer of the Company effective August 4, 2017 and was not a Named Executive Officer for fiscal 2016. Mr. Holthaus’ compensation for 2017 includes compensation received from January 1, 2017 through August 4, 2017 in his role as Vice President – Project 25 Solutions for the Company.

(5)
On March 14, 2018, the compensation committee approved payment of cash bonuses of $50,000 to Mr. Vitou, $25,000 to Mr. Kelly and $12,500 to Mr. Holthaus based upon their 2017 performance. On March 17, 2017, the compensation committee approved payment of a cash bonus of $115,000 to Mr. Kelly based on his 2016 performance. The committee also approved payment of a cash bonus of $115,000 to Mr. Vitou based on his 2016 performance. The bonus paid to Mr. Vitou is not shown in the table above as he was not a Named Executive Officer for fiscal 2016.

(6)
Includes the $12,500 cash bonus received by Mr. Holthaus on March 14, 2018 (as described in footnote 4) and the cash bonus received pursuant to a sales bonus plan related to Mr. Holthaus’ previous position as Vice President – Project 25 Solutions for the Company. On August 30, 2017, the compensation committee approved Mr. Holthaus’ continued participation in the plan through the end of fiscal 2017.

(7)
The amounts in this column represent the aggregate grant date fair value of stock options granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2017.

On February 24, 2016, the compensation committee granted non-qualified stock options to Messrs. Storey and Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock at an exercise price of $3.83 per share. Mr. Storey forfeited all of these unvested options upon his resignation from all positions with the Company effective as of the close of business on January 16, 2017. On March 17, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 25,000, 25,000 and 5,000 shares, respectively, of the Company’s common stock, at an exercise price of $5.10 per share. In addition, on August 30, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 10,000, 10,000 and 25,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.20 per share.

Additional information about the stock option awards can be found under “—Stock Option Awards.”

(8)
The amounts in this column for Mr. Vitou represent our matching contributions for fiscal 2017 of $6,276 to Mr. Vitou’s account under our 401(k) plan and our payments for fiscal 2017 of $8,602 for long-term disability, life and health insurance premiums for the benefit of Mr. Vitou.

(9)
The amount in this column for Mr. Storey for fiscal 2017 includes a separation payment in the gross amount of $300,000, which was paid in equal installments over a period of 12 months to Mr. Storey pursuant to the Separation and Release Agreement entered into with the Company on February 3, 2017, and payments made by the Company to Mr. Storey for the difference in cost between Mr. Storey’s portion and COBRA’s actual cost for coverage through December 31, 2017, which was approximately $9,029 and was paid by the Company pursuant to the terms of the Separation and Release Agreement. See “—Separation Agreement with Mr. Storey” for more information. The amount in this column for Mr. Storey for fiscal 2016 represents our matching contributions for fiscal 2016 of $6,031 to Mr. Storey’ s account under our 401(k) plan and our payment for fiscal 2016 of $8,940 for long-term disability, life and health insurance premiums for the benefit of Mr. Storey.

(10)
The amounts in this column for Mr. Kelly represent our matching contributions for fiscal 2017 and fiscal 2016 of $6,142 and $5,847, respectively, to Mr. Kelly’s account under our 401(k) plan and our payments for fiscal 2017 and fiscal 2016 of $8,563 and $8,862, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly.

(11)
The amounts in this column for Mr. Holthaus represent our matching contributions for fiscal 2017 of $3,336 to Mr. Holthaus’s account under our 401(k) plan and our payments for fiscal 2017 of $8,302 for long-term disability, life and health insurance premiums for the benefit of Mr. Holthaus.

Each of the Named Executive Officers did not receive any other compensation during 2017 or 2016 except for perquisites and other personal benefits of which the total aggregate value for each Named Executive Officer did not exceed $10,000.

Separation Agreement with Mr. Storey

The board of directors accepted Mr. Storey’s resignation from all positions held with the Company effective as of the close of business on January 16, 2017. On February 3, 2017, the Company and Mr. Storey entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Storey was entitled to a separation payment in the gross amount of $300,000, paid in equal installments over a period of 12 months. Mr. Storey also retained the right to exercise his vested stock options for a period of three months following his resignation. His unvested stock options were forfeited upon his separation of service from the Company. Mr. Storey’s health insurance benefits provided by the Company ceased on January 31, 2017, and the Company agreed to pay the difference in cost between Mr. Storey’s portion and COBRA’s actual cost for coverage through December 31, 2017, which totaled approximately $9,029. Mr. Storey’s participation in all benefits of employment, including but not limited to, accrual of bonuses, vacation and paid time off, ceased as of January 16, 2017.

The Separation Agreement also included customary confidentiality, non-disparagement and non-solicitation covenants and a mutual release of claims.

Base Salaries

On March 17, 2017, the compensation committee approved the base salaries of $250,000 and $200,000 to Messrs. Vitou and Kelly, respectively.

Effective August 4, 2017, Mr. Holthaus was appointed as Chief Technology Officer of the Company. On August 30, 2017, the compensation committee approved an increase in Mr. Holthaus’s base salary to a rate of $175,000 per year, effective as of September 1, 2017. In addition, the committee approved Mr. Holthaus’s continued participation in a sales bonus plan related to his previous position as Vice President – Project 25 Solutions of the Company through the end of fiscal 2017 pursuant to which he received $120,056.

On March 14, 2018, the compensation committee approved base salaries for 2018. The base salaries for Messrs. Vitou and Kelly will remain at $250,000 and $200,000, respectively, and the base salary for Mr. Holthaus will increase to $200,000.

Bonus Payments

 2017 Discretionary Cash Bonuses

On March 14, 2018, the compensation committee, upon the recommendation of management, approved the payment of cash bonuses of $50,000 to Mr. Vitou, $25,000 to Mr. Kelly and $12,500 to Mr. Holthaus based on their 2017 performance.

2016 Discretionary Cash Bonuses

On March 17, 2017, the compensation committee, upon the recommendation of management, approved the payment of cash bonuses of $115,000 each to Messrs. Vitou and Kelly based on their 2016 performance.

Stock Option Awards

2018 Awards

On March 14, 2018, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 30,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.75 per share. The stock options have ten-year terms and become exercisable in five annual installments beginning on the first anniversary of the grant date.

2017 Awards

On March 17, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 25,000, 25,000 and 5,000 shares, respectively, of the Company’s common stock, at an exercise price of $5.10 per share. The stock options have ten-year terms and become exercisable in five annual installments beginning on the first anniversary of the grant date.

On August 30, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 10,000, 10,000 and 25,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.20 per share. The stock options have ten-year terms and become exercisable in five annual installments beginning on the first anniversary of the grant date.

2016 Awards

On February 24, 2016, the compensation committee granted non-qualified stock options to Messrs. Storey and Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share. The stock options have ten-year terms and become exercisable in five-year annual installments beginning on the first anniversary of the grant date. Mr. Storey resigned from all positions with the Company effective as of the close of business on January 16, 2017. Pursuant to the Separation Agreement and Release Agreement, Mr. Storey forfeited all of his unvested options, including all of the non-qualified stock options granted to him on February 24, 2016, upon his separation of service from the Company.

Appointment of Chief Operating Officer

On March 14, 2018, the board of directors appointed Randy Willis as Chief Operating Officer of the Company effective immediately. Mr. Willis previously served as Vice President of Operations of the Company since August 2017. As Chief Operating Officer, Mr. Willis will receive an annual base salary of $200,000. In addition, the compensation committee approved for Mr. Willis a $25,000 cash bonus for 2017 and granted to Mr. Willis non-qualified stock options to purchase 20,000 shares of the Company’s common stock at an exercise price of $3.75 per share under the Company’s 2017 Incentive Compensation Plan. The options have a ten-year term and will become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date. Mr. Willis was not a named Executive Officer for fiscal 2017.

2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Incentive Compensation Plan (the “2017 Plan”) at the Company’s 2017 annual meeting of stockholders held on June 15, 2017. The 2017 Plan replaces the Company’s 2007 Incentive Compensation Plan, which was previously approved by the stockholders in 2007 (the “2007 Plan”). No new awards will be granted under the 2007 Plan.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the Compensation Committee of the Board of Directors and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights, restricted shares, restricted share units, or other share-based awards and cash-based awards.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END

             The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2017 for the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(7)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Timothy A. Vitou	15,000(1)	—	4.07	3/04/20
	5,000(2)	—	2.23	3/12/23
	—(3)	25,000	5.10	3/17/27
	—(4)	10,000	4.20	8/30/27

David P. Storey	—(5)	—	—	—

William P. Kelly	25,000(1)	—	4.07	3/04/20
	15,000(2)	—	2.23	3/12/23
	2,000(6)	8,000	3.83	2/24/26
	—(3)	25,000	5.10	3/17/27
	—(4)	10,000	4.20	8/30/27

James R. Holthaus	—(3)	5,000	5.10	3/17/27
	—(4)	25,000	4.20	8/30/27
___________
(1)	The options were granted on March 4, 2010 and are fully vested and exercisable.

(2)	The options were granted on March 12, 2013 and are fully vested and exercisable.

(3)	The options were granted on March 17, 2017 and vest in five equal annual installments beginning on March 17, 2018.

(4)	The options were granted on August 30, 2017 and vest in five equal annual installments beginning on August 30, 2018.

(5)
Mr. Storey resigned from all positions held with the Company effective as of the close of business on January 16, 2017. Upon his resignation, Mr. Storey forfeited all 50,000 of his unvested options. Mr. Storey’s fully vested option remained exercisable for three months following his resignation. Mr. Storey exercised the option for all 45,000 shares on March 8, 2017.

(6)	The options were granted on February 24, 2016 and vest in five equal annual installments beginning on February 24, 2017.

(7)
On March 8, 2017, Mr. Storey exercised options to acquire 45,000 shares of the Company’s common stock at an exercise price of $4.07 per share. The options were granted to Mr. Storey on March 4, 2010, were fully vested and remained exercisable for three months following his resignation from all positions held with the Company, which occurred on January 16, 2017. On March 15, 2017, Mr. Vitou exercised options to acquire 50,000 shares of the Company’s common stock at an exercise price of $1.75 per share. The options were granted to Mr. Vitou on May 19, 2008 and became fully exercisable on May 18, 2011. Messrs. Kelly and Holthaus did not exercise any options during fiscal 2017.

RETIREMENT BENEFITS FOR 2017

             We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2017 was our qualified 401(k) retirement plan, which is available to all employees.

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL

2016 Change of Control Agreements

Effective as of February 24, 2016, we entered into change of control agreements (the “2016 Change of Control Agreements”) with the Named Executive Officers (other than Mr. Holthaus) which were approved by the compensation committee on that same day. The 2016 Change of Control Agreements replaced and terminated the 2012 Change of Control Agreements that we previously entered into with the Named Executive Officers, which expired on February 29, 2016, and are substantially similar to the 2012 Change of Control Agreements.

Mr. Storey, who served as our President and Chief Executive Officer and is a Named Executive Officer for fiscal 2017, resigned from all positions with the Company effective as of the close of business on January 16, 2017. Accordingly, the discussion below only describes the terms of the 2016 Change of Control Agreements currently in effect between the Company and Messrs. Vitou and Kelly. For a description of the Separation Agreement entered into between the Company and Mr. Storey, see “Summary Compensation Table for 2016-2017” – Separation Agreement with Mr. Storey” in this proxy statement.

Each of the 2016 Change of Control Agreements has a term of four years, unless a “change of control” (as defined in the agreements) of the Company occurs within such four-year period, in which case each agreement is automatically extended for twelve months after the date of such change of control. Pursuant to the 2016 Change of Control Agreements, if the applicable Named Executive Officer’s employment is terminated within twelve months following a change in control (i) by the Company for any reason other than for “cause” (as defined in the agreements), disability or death or (ii) by such Named Executive Officer for “good reason” (as defined in the agreements), the applicable Named Executive Officer will receive certain payments and benefits. A Named Executive Officer is not entitled to any payments and benefits if the Named Executive Officer terminates the Named Executive Officer’s employment without good reason.

The payments and benefits to be paid pursuant to the 2016 Change of Control Agreements are as follows:

●
Mr. Vitou will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

●
Mr. Kelly will receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination and (iii) outplacement services for a period of nine months following the date of termination, provided that the costs of such services to the Company may not exceed $11,250.

Under the 2016 Change of Control Agreements, a change of control will have occurred if:

●
individuals who, as of February 24, 2016, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to that date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such individual was a member of the Incumbent Board; or

●
the approval by the stockholders of the company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including an underwritten public offering of the company’s common stock or other voting securities (or securities convertible into voting securities of the company) for the company’s own account registered under the Securities Act of 1933, as amended (the “Securities Act”)), in each case, with respect to which stockholders of the company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries or (z) any person, entity or “group” that as of February 24, 2016 owns beneficially (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a Controlling Interest.

Each of the 2016 Change of Control Agreements contains term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination non-solicitation and non-competition covenants survive six months for Mr. Vitou and nine months for Mr. Kelly, while the post-term confidentiality covenants survive indefinitely for each of them.

Except for the severance agreement entered into with Mr. Storey on February 3, 2017, we do not have any employment agreements or severance agreements with any of our Named Executive Officers. In addition to the 2016 Change of Control Agreements, our equity plans and award agreements entered into with our Named Executive Officers include change in control provisions.

2017 Incentive Compensation Plan – Change in Control Provisions

Our 2017 Incentive Compensation Plan (the “2017 Plan”) generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason”. Any stock options or stock appreciation rights (SARs) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the compensation committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The compensation committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the company. The full definition of “change in control” is set forth in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the compensation committee. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.

Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons.

Our Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2007 Incentive Compensation Plan – Change in Control Provisions

Our 2007 Incentive Compensation Plan (the “2007 Plan”), under which some equity awards remain outstanding, also contains provisions providing for the vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2007 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period.

To the extent outstanding awards granted under the 2007 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis in connection with the change in control. With respect to any outstanding performance-based awards subject to achievement of performance goals and conditions, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the change in control. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2007 Plan will be assumed by the resulting entity in connection with a change in control, and the compensation committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The compensation committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of our 2007 Plan, subject to exceptions set forth in the 2007 Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the company. The full definition of “change in control” is set forth in the 2007 Plan.

TRANSACTIONS WITH RELATED PERSONS

             Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at www.bktechnologies.com/resources/policies-and-procedures. The nominating and corporate governance committee is responsible for applying this policy. As set forth in the policy, the nominating and corporate governance committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which he is a related person, except that the director is required to provide all material information concerning the transaction to the nominating and corporate governance committee.

If a transaction with a related party will be ongoing, the nominating and corporate governance committee will establish guidelines for our management to follow in its ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the committee’s guidelines, and based on all the relevant facts and circumstances, will determine if it is in the best interests of the Company and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all stockholders of the Company receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions and (vii) certain banking-related services.

On March 14, 2018, Randy Willis was appointed as Chief Operating Officer of the Company, having served as Vice President of Operations of the Company since August 2017. Prior to Mr. Willis joining the Company in August 2017, the Company engaged Target Velocity Consulting, Inc., of which Mr. Willis is President, to provide operational consulting services to the Company in 2017 for the total fees of $59,616. For his service as Vice President of Operations from August 2017 to March 2018, Mr. Willis received payments equal to $80,770 in 2017 and an additional $46,154 in 2018 and a grant of non-qualified stock options to purchase 25,000 shares of the Company’s common stock, at an exercise price of $4.20 per share, on August 30, 2017. The options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date.

Except as set forth above, during 2017 and 2016, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2018 that are reportable under Item 404 of Regulation S-K.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, an independent registered public accounting firm, audited our financial statements for fiscal 2017 and fiscal 2016. We had no disagreements with Moore Stephens Lovelace on accounting and financial disclosures. Moore Stephens Lovelace’s work on our audit for fiscal 2017 was performed by full time, permanent employees and partners of Moore Stephens Lovelace.

Moore Stephens Lovelace, which has served as our independent registered public accounting firm since November 2015, has been reappointed to serve as our independent registered public accounting firm for fiscal 2018. The audit committee, in discussing the reappointment of Moore Stephens Lovelace, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of Moore Stephens Lovelace and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The audit committee also considered the tenure of Moore Stephens Lovelace as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The audit committee and the board of directors believe that the continued retention of Moore Stephens Lovelace as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 General

Our audit committee has appointed Moore Stephens Lovelace to serve as our independent registered public accounting firm for fiscal 2018. Representatives of Moore Stephens Lovelace are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

Although applicable law does not require stockholder ratification of the appointment of Moore Stephens Lovelace to serve as our independent registered public accounting firm, our board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Moore Stephens Lovelace, our audit committee will reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required

This proposal will be approved if the number of votes cast “for” the ratification of Moore Stephens Lovelace as our independent registered public accounting firm exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2017 and 2016. The following table represents aggregate fees billed for the fiscal years ended December 31, 2017 and 2016 by Moore Stephens Lovelace.

Fees	2017	2016
Audit Fees(1)	$105,000	$105,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$105,000	$105,000

(1)
For 2017 and 2016, includes fees paid to Moore Stephens Lovelace for professional services rendered for the audit for our annual financial statements for the years ended December 31, 2017 and 2016 and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30 in each of those years.

(2)
No audit-related services were performed for us by Moore Stephens Lovelace in 2017 or 2016. Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)	No tax services were performed for us by Moore Stephens Lovelace in 2017 or 2016. Tax services include tax compliance, tax advice and tax planning.
(4)	No other services were performed for us by Moore Stephens Lovelace in 2017 or 2016.

As previously discussed, the audit committee has implemented pre-approval procedures consistent with the rules adopted by the SEC.

The audit committee has determined that the provision of the services by Moore Stephens Lovelace reported hereunder had no impact on its independence.

PROPOSAL 3: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR
CORPORATE NAME FROM RELM WIRELESS CORPORATION TO BK TECHNOLOGIES, INC.

General

Our board has approved, and recommends that our stockholders approve, an amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.

Reasons for the Proposed Name Change

The board believes that changing our corporate name to BK Technologies, Inc. is an important step in our efforts to create better alignment between our corporate and product brands, including our BK Radio brand. As part of a new branding strategy, the Company has been conducting business and marketing its products and services under the “BK Technologies” name. The Company has also been selling its products under the name of “BK Radio.” Consistent with this effort, the board believes that changing the corporate name will more accurately reflect the Company’s brand identity as the “BK Technologies” name continues to gain market recognition. Further, the board expects that the name change will eliminate any confusion in the marketplace, assist with the Company’s expansion into targeted markets and enable the Company to compete more effectively in its industry.

Text of Proposed Amendment; Effects

If the proposed amendment to the Articles of Incorporation is approved by stockholders, Article FIRST of our Articles of Incorporation will be amended in its entirety to provide as follows:

“FIRST:
The name of the corporation (hereinafter called the corporation) is BK Technologies, Inc.”

The proposed amendment, if approved, will become effective when a Certificate of Amendment to our Articles of Incorporation is filed with and accepted by the Secretary of State of the State of Nevada. The corporate name change will not affect our corporate structure or any of our operations or businesses.

Our common stock is currently traded on the NYSE American under the symbol “RWC.” If the amendment is approved and the corporate name change becomes effective, we will continue to be listed on the NYSE American. We expect that our common stock will begin trading under a new NYSE American symbol, “[•],”at the time we effect our name change.

If the corporate name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The new corporate name will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change. After the name change, all new stock certificates issued by the Company and all uncertificated shares held in direct registration accounts, including uncertificated shares currently held in direct registration accounts, will bear the name BK Technologies, Inc.

If the amendment is not approved by stockholders, the proposed amendment to our Articles of Incorporation will not be filed, the corporate name of the Company will remain unchanged and our ticker symbol for trading our common stock on the NYSE American will remain unchanged.

Notwithstanding approval of the proposed amendment by the stockholders, the board reserves the right to, without further vote by our stockholders, abandon the proposed corporate name change at any time and not file the Certificate of Amendment if the board concludes that such action would be in the best interest of the Company or our stockholders.

Vote Required

Approval of the amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc. requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company’s common stock. Abstentions and broker non-votes will be treated as votes “AGAINST” the proposal. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the amendment to our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.

EQUITY COMPENSATION PLAN INFORMATION

             The following table provides information as of December 31, 2017 with respect to our 2017 Incentive Compensation Plan, under which our common stock is authorized for issuance, and the 2007 Incentive Compensation Plan. Our stockholders approved the 2017 Incentive Compensation Plan at the 2017 annual stockholders’ meeting. On December 31, 2017, 645,500 shares of our common stock were available for issuance under the 2017 Incentive Compensation Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	354,500	$4.46	645,500
Equity compensation plans not approved by security holders	—	—	—
Total	354,500	$4.46	645,500

(1)
Includes 70,000 shares issuable upon the exercise of awards outstanding under the 2017 Incentive Compensation Plan and 284,500 shares issuable upon the exercise of awards outstanding under the 2007 Incentive Compensation Plan.

(2)	Represents shares available for issuance under the 2017 Incentive Compensation Plan.

MISCELLANEOUS

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock.

Based solely on a review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and ten percent (10%) beneficial owners were timely complied with during fiscal 2017, except as follows: General Payne’s Form 4 reporting a grant of options to purchase shares of our common stock, filed on January 12, 2017, was inadvertently filed late due to processing difficulties in obtaining EDGAR filing codes, Messrs. Kelly, Holthaus and Vitou’s respective Forms 4 reporting a grant of options to purchase shares of our common stock, filed on September 6, 2017, were inadvertently filed late, and General Payne’s Form 4 reporting a purchase of shares of our common stock, filed on February 12, 2018, was inadvertently filed late.

 Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2017, as filed with the SEC, are available to stockholders without charge upon written request to Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2017 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2017 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2017 annual report and this proxy statement, will be delivered to you promptly and without charge. If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2019 annual meeting of stockholders. To be eligible for inclusion in our 2019 proxy statement, any such proposals must be delivered in writing to the Corporate Secretary of RELM no later than December 21, 2018, and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2019 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be delivered to the Corporate Secretary of RELM at the principal executive offices of the Company no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, proposals for the 2019 annual meeting of stockholders submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted prior to October 22, 2018 or after December 21, 2018. Also, any proxy granted with respect to the 2019 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

RELM WIRELESS CORPORATION - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 4, 2018 AT 10:00 A.M., LOCAL TIME
CONTROL ID:
REQUEST ID:
The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Timothy A. Vitou and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company to be held on June 4, 2018 at 10:00 a.m., local time, at the Company’s corporate offices located at 7100 Technology Drive, West Melbourne, Florida 32904, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RWC
PHONE:	1-866-752-VOTE(8683)

PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

ANNUAL MEETING OF THE STOCKHOLDERS OF RELM WIRELESS CORPORATION		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	D. Kyle Cerminara			☐
	Michael R. Dill			☐
	Lewis M. Johnson			☐	CONTROL ID:
	Charles T. Lanktree			☐	REQUEST ID:
	General E. Gray Payne			☐
	John W. Struble			☐
	Ryan R.K. Turner			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal 2018.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To amend our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.	☐	☐	☐
This proxy will be voted in the manner directed herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM RELM WIRELESS CORPORATION TO BK TECHNOLOGIES, INC. IN PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address
(if applicable):
__________________________
__________________________
__________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

PRELIMINARY COPY, DATED MARCH 15, 2018 – SUBJECT TO COMPLETION

RELM WIRELESS CORPORATION		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	JUNE 4, 2018
	TIME:	10:00 AM Local Time
	LOCATION:	7100 Technology Drive, West Melbourne, Florida 32904
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/RWC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2017 Annual Report and Proxy Card are available at: https://www.iproxydirect.com/RWC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 25, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/RWC until 11:59 pm eastern time June 3, 2018.

The purposes of this meeting are as follows:

1.
To elect seven directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal 2018;

3.
To amend our Articles of Incorporation to change our corporate name from RELM Wireless Corporation to BK Technologies, Inc; and

4.
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on April 13, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.60 per share, That they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “for” all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Relm Wireless Corporation
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT